Exhibit 99.2 Earnings Conference Call 4th Quarter 2008 January 22, 2009

Forward-Looking Statements
This presentation includes forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties.  The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (1) Exelon’s 2007 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and
Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial
Statements and Supplementary Data: Note 19; (2) Exelon’s Third Quarter 2008 Quarterly
Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors and (b) Part I,
Financial Information, ITEM 1. Financial Statements: Note 12; and (3) other factors discussed in filings with the Securities and Exchange Commission by Exelon Corporation, Exelon
Generation Company, LLC, Commonwealth Edison Company, and PECO Energy Company
(Companies).  Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this presentation.  None of the Companies undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this presentation.
This presentation includes references to adjusted (non-GAAP) operating earnings and non-
GAAP cash flows that exclude the impact of certain factors. We believe that these adjusted operating earnings and cash flows are representative of the underlying operational results of the Companies. Please refer to the attachments to the earnings release and the appendix to this presentation for a reconciliation of adjusted (non-GAAP) operating earnings to GAAP earnings and non-GAAP cash flows to GAAP cash flows.

Key Financial Messages
Q4 operating results of $1.07/share powered by strong Generation performance:
4Q08 nuclear capacity factor of 93.7%
7% increase in average realized energy margins in 4Q08 compared to 4Q07
Reaffirming 2009 operating earnings guidance of $4.00-$4.30/share
Challenged by higher pension and OPEB expense and lower load growth
Committed to cost reduction initiatives
Well-positioned in these challenging times
Strong cash flow from operations – forecasted at $4.75 billion in 2009
(1)
Sufficient liquidity – $6.9 billion available under credit facilities as of January 16 th
Minimal near-term debt maturities – $29 million in total in 2009
(2)
Refer to Earnings Release Attachments for additional details and to the Appendix for a reconciliation of adjusted (non-GAAP) operating EPS to GAAP EPS.
(1)  Primarily includes net cash flows provided by operating activities, excluding counterparty collateral activity, and including net cash flows used in investing activities other than capital expenditures.
(2) Excludes securitization debt and includes capital leases.

$3.45 $3.46
$0.75
$0.49
$0.30
$0.33
2007 2008
$0.78
$0.80
$0.17
$0.12
$0.16
$0.13
2007 2008
Exelon Operating EPS
$1.07
HoldCo/Other
ExGen
PECO
ComEd
4th Quarter (Q4)
$4.20
$1.02
Full Year (FY)
ExGen and ComEd reported higher quarter-over-quarter earnings, partially offset by lower earnings at PECO, as expected
Refer to Earnings Release Attachments for additional details and to the Appendix for a reconciliation of adjusted (non-GAAP) operating EPS to
GAAP EPS.
$0.84 $1.07
$4.05 $4.13
$4.32
GAAP EPS

Exelon Generation Operating EPS
Contribution
4Q YTD
$0.78 $0.80
$3.46 $3.45
2008
2007
Key Drivers – Q4 ’08 vs. Q4 ’07*
Favorable portfolio/market conditions:
+$0.02
Nuclear volume:
+$0.02
Costs associated with possible
nuclear construction project:
+$0.04
Higher nuclear fuel costs:
($0.02)
Higher O&M costs, reflecting both
inflationary pressures and other O&M
costs:
($0.05)
’07 rebalancing of nuclear
decommissioning trust funds:
($0.06)
’07 tax method change:
+$0.06
*Refer to the Earnings Release Attachments for additional details and to the Appendix for a reconciliation of adjusted (non-GAAP)
operating EPS to GAAP EPS
241 80 195 91 Refueling
59 22 59 27 Non-refueling
YTD 4Q YTD 4Q
2008 2007 Outage Days

4Q YTD
Key Drivers – Q4 ’08 vs. Q4 ’07*
Distribution rates:
+$0.06
’08 tax method change:
+$0.02
’07 tax method change:
($0.06)
ComEd Operating EPS Contribution
2008 2007
*Refer to the Earnings Release Attachments for additional details and to the Appendix for a reconciliation of adjusted (non-GAAP)
operating EPS to GAAP EPS
$0.13
$0.16
$0.30
$0.33

ComEd Load Growth Trends
Weather-Normalized Load Growth
Q4 2008 FY 2008 2009e
Customer Growth 0.1% 0.5% 0.3%
Average Use-Per-Customer (0.6%) 0.0% (0.9%)
Total Residential (0.5%) 0.5% (0.6%)
Small C&I (2.9%) (0.3%) (0.9%)
Large C&I (1.0%) (0.4%) (2.1%)
All Customer Classes (1.6%) (0.1%) (1.1%)
ComEd Customer Usage by Revenue Class
Chicago US
Unemployment rate  6.7% 7.2%
4
th
Qtr ‘08 annualized growth in
gross domestic/metro product (6.8%) (4.5%)
10/08 Home price index (10.8%) (18.0%)
Key Economic Indicators
Other
2%
Other Large
C&I
13%
380 Large
C&I
18%
Small C&I
36%
Residential
31%
Top 380 Customer Usage by Segment
3% Leisure & Hospitality
9% Trade, Transportation & Utilities
10% Finance, Professional &
Business Services
12% Health & Educational Services
13% Government
53% Manufacturing
(1)  Source:  Illinois Department of Employment Security and U.S. Department of Labor
(2)  Source:  Moody’s Economy.com
(3)  Source: S&P Case-Shiller index
(2)
(1)
(3)

4Q YTD
PECO Operating EPS Contribution
Key Drivers – Q4 ’08 vs. Q4 ’07*
CTC amortization:
($0.02)
Weather:
($0.01)
Bad debt expense:
+$0.01
’07 tax method change:
($0.05)
2008 2007
*Refer to the Earnings Release Attachments for additional details and to the Appendix for a reconciliation of adjusted (non-GAAP)
operating EPS to GAAP EPS
$0.17
$0.12
$0.49
$0.75

PECO Load Growth Trends
Other
2%
Other Large
C&I
21%
150 Large
C&I
21%
Small C&I
22%
Residential
34%
Weather-Normalized Electric Load Growth
Q4 2008 FY 2008 2009e
Customer Growth 0.5% 0.7% 0.1%
Average Use-Per-Customer (0.9%) 1.1% (0.6%)
Total Residential (0.4%) 1.8% (0.5%)
Small C&I 0.7% (0.2%) (0.8%)
Large C&I (2.4%) 0.1% (1.9%)
All Customer Classes (1.1%) 0.6% (1.1%)
PECO Customer Usage by Revenue Class
Philadelphia US
12/08 Unemployment rate (1) 6.3% 7.2%
4   Qtr ‘08 annualized growth in
gross domestic/metro product (2) (4.0%) (4.5%)
Key Economic Indicators
Top 150 Customer Usage by Segment
18% Health & Educational Services
19% Manufacturing
21% Petroleum
3% Retail Trade
4% Other
9% Transportation, Communication
& Utilities
13% Finance, Insurance & Real
Estate
13% Pharmaceuticals
(1)  Source:  Moody’s Economy.com and U.S. Department of Labor
(2)  Source:  Moody’s Economy.com
th

2009 Operating Earnings Guidance
2009E 2008A
$0.49
$3.46
$4.20
ComEd
PECO
Exelon
Generation
ComEd distribution revenue
PECO gas revenue
O&M and other
Pension/OPEB
Inflation
Cost reduction initiatives
Bad debt expense
Nuclear fuel costs
Depreciation and amortization
PECO CTC
2009 Earnings Drivers
ComEd
PECO
Exelon
Generation
Holdco Holdco
Exelon
$0.33
Exelon
$4.00 - $4.30
(1)
$0.45 - $0.55
$0.45 - $0.55
$3.10 - $3.35
(1)  Operating Earnings Guidance.  Excludes the earnings impact of certain items as disclosed in the Appendix.
Reaffirming 2009 operating earnings guidance of $4.00-$4.30/share
(1)
– expect 1Q09
results between $1.10 to $1.20/share

Cash Contributions
$0
$50
$100
$150
$200
$250
Pension OPEB
Pre-Tax Expense
$0
$50
$100
$150
$200
$250
Pension OPEB
2009 Pension and OPEB Expense and
Contributions
Pension and OPEB Plans Key Metrics – 12/31/08e (in millions)
Pension
Assets $6,650
Obligations $10,800
2009e 2008
Estimate as
of 11/08
Estimate as
of 11/08
$85
$200
$160
$225
$80
$175
$163
$155
2009e 2008
1 2 3
OPEB
Assets $1,200
Obligations $3,500
Key Metrics
2008 asset return -26%
12/31/08 discount rate 6.09%
2009 L-T EROA 8.50%
(1)   Excludes settlement charges.
(2)   Management has not yet made a definitive decision regarding its 2009 pension contributions and may make additional discretionary contributions based upon final interpretations of the Worker, Retiree and Employer Recovery Act of 2008.
(3)   Management has not yet made a definitive decision regarding its 2009 OPEB contributions.  Approximately $100 million of the estimated 2009 OPEB contributions is discretionary.

Exelon Cost and Capital Management
• Clearly define governance and oversight model
• Optimize the Exelon operational structure to drive efficiency and accountability, reducing complexity and cost
• Provide better visibility on cost drivers and productivity
• Process improvement and elimination of low value work
• Drive productivity focus in business planning process
• Continue to manage capital spending
Exelon’s 2009 earnings guidance contemplates over $100 million of forecasted O&M reductions due to cost management
Drive productivity and cost reduction (with continued superior operations)
Continue to align spending plans with market conditions
$4,500
(2)
$4,500 Exelon Consolidated
$700 $750 PECO
$1,100 $1,100 ComEd
$2,750 $2,700 Exelon Generation
2009e 2008a O&M Expense
(1)
(in millions)
$3,400 $3,200 Exelon Consolidated
$400 $400 PECO
$1,000 $950 ComEd
$1,950 $1,750 Exelon Generation
2009e 2008a CapEx
(in millions)
(1)  Reflects Operating O&M data and excludes Decommissioning impact.
(2)  Reflects ~$180 million increase in O&M expense from 2008a to 2009e due to higher pension and OPEB expense.

Well-Positioned in These Challenging
Times
Nuclear remains a low-cost generation source and Exelon Generation is the lowest-cost nuclear fleet operator in the US
Hedging program largely protects against commodity movements in the near term
– over 90% financially hedged in 2009 and ~90% financially hedged in 2010
Hedged Against
Short-Term Volatility
in Commodities
$7.3 billion in aggregate credit facility commitments that extend largely through
2012 – $6.9 billion available as of 1/16/09
23 banks committed to the facility – with each bank having less than 10% of the aggregate commitments at Exelon
$29 million of debt maturities, in total, in FY2009
(1)
Sufficient Liquidity
Power marketing activities are governed by tight risk management policies –
proprietary trading activities are minimal
Diversified, high quality counterparties
Daily monitoring of positions, exposure and financial condition of counterparties
Collateral required from non-investment grade counterparties
Financially
Disciplined
World-class nuclear operations – 93.9% capacity factor FY 2008 with 10 refueling outages at Exelon-operated units and 2 outages at Salem
Constructive rate cases at ComEd and PECO
Final ComEd rate order provides for $273.6 million increase in annual distribution revenues
PAPUC approval of PECO gas rate agreement provides for $76.5 million increase in annual gas revenues
Strong Operations
Exelon Position
(1) Excludes securitization debt, which is repaid through customer-collected revenues, and includes capital leases.

14 Appendix

45
55
65
75
85
95
105
1/08 2/08 3/08 4/08 5/08 6/08 7/08 8/08 9/08 10/08 11/08 12/08 1/09
50
60
70
80
90
100
110
120
130
140
150
1/08 2/08 3/08 4/08 5/08 6/08 7/08 8/08 9/08 10/08 11/08 12/08 1/09
6.5
7.5
8.5
9.5
10.5
11.5
12.5
1/08 2/08 3/08 4/08 5/08 6/08 7/08 8/08 9/08 10/08 11/08 12/08 1/09
Forward NYMEX Natural Gas
PJM-West and Ni-Hub On-Peak Forward Prices
PJM-West and Ni-Hub Wrap Forward Prices
2010
2011
Market Price Snapshot
Rolling 12 months, as of January 16, 2009. Source: OTC quotes and electronic trading system. Quotes are daily.
Forward NYMEX Coal
$6.70
$7.12
2010
2011
$61.38
$62.50
15
2010 Ni-Hub
2011 Ni-Hub
2011 PJM-West
2010 PJM-West
2010 Ni-Hub
2011 Ni-Hub
2011 PJM-West
2010 PJM-West
$64.43
$67.15
$47.38
$34.00
$47.54
$49.00
$30.74
$52.00
25
30
35
40
45
50
55
60
65
70
75
1/08 2/08 3/08 4/08 5/08 6/08 7/08 8/08 9/08 10/08 11/08 12/08 1/09

7.5
8.5
9.5
10.5
11.5
12.5
13.5
14.5
15.5
16.5
1/08 2/08 3/08 4/08 5/08 6/08 7/08 8/08 9/08 10/08 11/08 12/08 1/09
8
8.2
8.4
8.6
8.8
9
9.2
9.4
9.6
9.8
10
1/08 2/08 3/08 4/08 5/08 6/08 7/08 8/08 9/08 10/08 11/08 12/08 1/09
55
60
65
70
75
80
85
90
95
1/08 2/08 3/08 4/08 5/08 6/08 7/08 8/08 9/08 10/08 11/08 12/08 1/09
6
7
8
9
10
11
1/08 2/08 3/08 4/08 5/08 6/08 7/08 8/08 9/08 10/08 11/08 12/08 1/09
16
2011
2010
2010
2011
2010
2011
Houston Ship Channel Natural Gas
Forward Prices
ERCOT North On-Peak Forward Prices
ERCOT North On-Peak v. Houston Ship Channel
Implied Heat Rate
2010
2011
ERCOT North On Peak Spark Spread
Assumes a 7.2 Heat Rate, $1.50 O&M, and $.15 adder
Market Price Snapshot
Rolling 12 months, as of January 16, 2009. Source: OTC quotes and electronic trading system. Quotes are daily.
$6.37
$6.80
$60.98
$56.52
$8.88
$8.96
$8.09
$9.43

Hedging Targets
(1) Percent financially hedged is our estimate of the gross margin that is hedged at a 95% confidence level given the current assessment of market volatility.  The formula is the gross margin at the 5  percentile / expected gross margin.
Power Team utilizes various products and
channels to market in order to optimize
Exelon Generation’s earnings:
• Block product sales in power
• Options in power and natural gas
• Full requirements sales via retail channel and
wholesale load procurement processes
• Supplement the portfolio with structured
transactions
• Use physical and financial fuel products to
manage variability in fossil generation output
Target Ranges
90% - 98% 70% - 90% 60% - 80%
>90%
Current Position
~90%
Near top end of
range
Prompt Year
(2009)
Second Year
(2010)
Third Year
(2011)
Financial Hedging Range
(1)
Flexibility in our targeted financial hedge ranges allows us to be opportunistic while mitigating downside risk
Financial hedge ratios reflect a range of
revenue net fuel based on observed
market prices and volatility
• Generally, hedges are executed on a ratable
basis over a three-year window; therefore, the
position is well hedged in the front year and
significantly open in the outer years
• Utilize options to hedge risk and preserve
upside
th

Exelon Generation Has Limited
Counterparty Exposure
Net Exposure After Credit Collateral
(1)
(in millions)
Investment grade
$1,113
Non-investment grade 3
No external ratings 27
Total $1,143
(1) As of December 31, 2008.  Does not include credit risk exposure from uranium procurement contracts or exposure through Regional Transmission Organizations,
Independent System Operators and New York Mercantile Exchange and Intercontinental Exchange commodity exchanges.  Additionally, does not include receivables related to the supplier forward agreements with ComEd and the PPA with PECO.
Exelon Generation transacts with a diverse group of counterparties, predominantly all investment grade, and has ample liquidity to support its operations
Exelon Generation – Sufficient Liquidity
Aggregate credit facility commitments of $4.8
billion that extend through 2012 – $4.7 billion
available as of 1/16/09
Strong balance sheet – A3/BBB/BBB+ Senior
Unsecured Rating
Net Exposure by Type of Counterparty
(1)
Coal
Producers
1%
Financial Institutions
34%
Investor-Owned Utilities,
Marketers, and
Power Producers
62%
Other
3%

2009 Projected Sources and Uses of Cash
150 0 300 50 Other
150 350 (250) 250 Net Financing (excluding Dividend):
(2)
750 350 200 200 Planned Debt Issuances
Net Financing (excluding Dividend):
(2)
(750) 0 (750) 0 Planned Debt Retirements
(3)
$4,750 $2,800 $950 $1,000 Cash Flow from Operations
(1)
(3,400) (1,950) (400) (1,000) Capital Expenditures
$1,500 $1,200 $300 $250 Cash Available before Dividend
(1,400) Dividend
(4)
$100 Cash Available after Dividend
Exelon
(5) ($ in Millions)
Numbers are rounded and may not add.
(1) Cash Flow from Operations = Primarily includes net cash flows provided by operating activities, excluding counterparty collateral activity, and including net cash flows used in investing activities other than capital expenditures.
(2) Net Financing (excluding Dividend) = Net cash flows used in financing activities excluding dividends paid on common and preferred stock.
(3) Planned Debt Retirements are $17M, $728M, and $12M for ComEd, PECO, and ExGen, respectively.  Includes securitized debt.
(4) Assumes 2009 Dividend of $2.10 per share. Dividends are subject to declaration by the board of directors.
(5) Includes cash flow activity from Holding Company, eliminations, and other corporate entities.

Exelon

	ComEd An Exelon Company	PECO	Exelon Generation

Sufficient Liquidity
(1) Excludes previous commitment from Lehman Brothers Bank.
(2) Available Capacity Under Facility represents the unused bank commitments under the borrower’s  credit agreements net of outstanding letters of credit.  The amount of commercial paper outstanding does not reduce the available capacity under the credit agreements.
(3)  Includes cash flow activity from Holding Company, eliminations, and other corporate entities.
-- -- -- -- Outstanding Facility Draws
(396) (157) (93) (141) Outstanding Letters of Credit
$7,317 $4,834 $574 $952 Aggregate Bank Commitments
(1)
6,921 4,677 481 811 Available Capacity Under Facility
(2)
(140) -- (125) -- Outstanding Commercial Paper
$6,781 $4,677 $356 $811
Available Capacity Less Outstanding
Commercial Paper
Exelon
(3)
($ in Millions)
We have minimal commercial paper outstanding and our bank facility is largely untapped
Available Capacity Under Bank Facility as of January 16, 2009

Projected 2009 Key Credit Measures
BBB
A-
BBB+
BBB-
S&P Credit
Ratings (3)
BBB+
A
BBB
BBB+
Fitch Credit
Ratings (3)
A3
A2
Baa2
Baa1
Moody’s Credit
Ratings (3)
3.6x 3.8x FFO / Interest ComEd:
18% 14% FFO / Debt
55% 62% Rating Agency Debt Ratio
6.3x 3.0x FFO / Interest
PECO:
36% 10% FFO / Debt
52% 54% Rating Agency Debt Ratio
30% 51% Rating Agency Debt Ratio
108% 46% FFO / Debt
21.3x 8.6x FFO / Interest
Exelon
Generation:
54%
39%
7.0x
Without PPA &
Pension / OPEB (2)
64% Rating Agency Debt Ratio
23% FFO / Debt
5.2x FFO / Interest Exelon
Consolidated:
With PPA & Pension /
OPEB (1)
Notes: Projected credit measures reflect impact of Illinois electric rates and policy settlement.  Exelon, ComEd and PECO metrics exclude securitization debt.  See following slide for
FFO (Funds from Operations)/Interest, FFO/Debt and Adjusted Book Debt Ratio reconciliations to GAAP.
(1) Reflects S&P updated guidelines, which include imputed debt and interest related to purchased power agreements (PPA), unfunded pension and other postretirement benefits
(OPEB) obligations, capital adequacy for energy trading, operating lease obligations, and other off-balance sheet debt.  Debt is imputed for estimated pension and OPEB obligations by operating company.
(2) Excludes items listed in note (1) above.
(3) Current senior unsecured ratings for Exelon and Generation and senior secured ratings for ComEd and PECO as of January 16, 2009.  On October 21, 2008, S&P put Exelon,
ComEd, PECO and Exelon Generation on Credit Watch with negative implications. On November 12, 2008, Moody’s placed the ratings of Exelon, Exelon Generation and PECO under review for possible downgrade.

FFO Calculation and Ratios
FFO Calculation
= FFO
- PECO Transition Bond Principal Paydown
+ Gain on Sale, Extraordinary Items and Other Non-Cash Items
+ Change in Deferred Taxes
+ Depreciation, amortization (including nucl fuel amortization), AFUDC/Cap. Interest
Add back non-cash items:
Net Income
Adjusted Interest
FFO + Adjusted Interest
= Adjusted Interest
+ 7% of Present Value (PV) of Operating Leases
+ Interest on imputed debt related to PV of Purchased Power Agreements
(PPA), unfunded Pension and Other Postretirement Benefits (OPEB)
obligations, and Capital Adequacy for Energy Trading , as applicable
- PECO Transition Bond Interest Expense
Net Interest Expense (Before AFUDC & Cap. Interest)
FFO Interest Coverage
+ Capital Adequacy for Energy Trading
(2)
FFO
= Adjusted Debt
+ PV of Operating Leases
+ 100% of PV of Purchased Power Agreements
+ Unfunded Pension and OPEB obligations
+ A/R Financing
Add off-balance sheet debt equivalents:
- PECO Transition Bond Principal Balance
+ STD
+ LTD
Debt:
Adjusted Debt
(1)
FFO Debt Coverage
Rating Agency Capitalization
Rating Agency Debt
Total Adjusted Capitalization
Adjusted Book Debt
= Total Rating Agency Capitalization
+ Off-balance sheet debt equivalents
(2)
- Goodwill
Total Adjusted Capitalization
= Rating Agency Debt
+ ComEd Transition Bond Principal Balance
+ Off-balance sheet debt equivalents
(2)
Adjusted Book Debt
= Total Adjusted Capitalization
+ Adjusted Book Debt
+ Preferred Securities of Subsidiaries
+ Total Shareholders' Equity
Capitalization:
= Adjusted Book Debt
- Transition Bond Principal Balance
+ STD
+ LTD
Debt:
Debt to Total Cap
Note: Reflects S&P guidelines and company forecast.  FFO and Debt related to non-recourse debt are excluded from the calculations.
(1) Uses current year-end adjusted debt balance.
(2) Metrics are calculated in presentation unadjusted and adjusted for debt equivalents and related interest for PPAs, unfunded Pension and OPEB obligations, and Capital
Adequacy for Energy Trading.
(3) Reflects depreciation adjustment for PPAs and decommissioning interest income and contributions.
(2)
(2)
(2)
(2)

Q4 GAAP EPS Reconciliation
(0.11) - - - (0.11) Georgia Power tolling agreement
0.19 - - - 0.19 Termination of State Line PPA
0.03 0.03 - - - Investments in synthetic fuel-producing facilities
(0.03) - - - (0.03) Mark-to-market adjustments from economic hedging activities
(0.28) - - (0.01) (0.27) 2007 Illinois Electric Rate Settlement
(0.02) - - (0.02) - City of Chicago settlement with ComEd
0.04 0.08 - - (0.04) Non-cash deferred tax items
$0.84 $0.05 $0.17 $0.10 $0.52 Q4 2007 GAAP Earnings Per Share
$1.02 ($0.06) $0.17 $0.13 $0.78 2007 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share
Exelon Other PECO ComEd ExGen Three Months Ended December 31, 2007
NOTE:  All amounts shown are per Exelon share and represent contributions to Exelon's EPS.
(0.10) - - - (0.10)
Unrealized gains and  losses related to nuclear decommissioning trust funds
0.15 - - - 0.15 Mark-to-market adjustments from economic hedging activities
0.03 0.03 Settlement of tax matter at Generation related to Sithe
(0.02) (0.02) - - - NRG acquisition costs
$1.07 ($0.03) $0.12 $0.14 $0.84 Q4 2008 GAAP Earnings (Loss) Per Share
$1.07 ($0.01) $0.12 $0.16 $0.80 2008 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share
(0.04) - - - (0.04) 2007 Illinois Electric Rate Settlement
(0.02) - - (0.02) - City of Chicago settlement with ComEd
Exelon Other PECO ComEd ExGen Three Months Ended December 31, 2008

YTD GAAP EPS Reconciliation
0.04 0.08 - - (0.04) Non-cash deferred tax items
(0.11) - - - (0.11) Georgia Power tolling agreement
0.19 - - - 0.19 Termination of State Line PPA
0.14 0.14 - - - Investments in synthetic fuel-producing facilities
(0.15) - - - (0.15) Mark-to-market adjustments from economic hedging activities
0.01 - - - 0.01 Settlement of a tax matter at Generation related to Sithe
0.01 - - - 0.01 Sale of Generation's investments in TEG and TEP
(0.02) - - (0.02) - City of Chicago settlement with ComEd
$4.05 $0.04 $0.75 $0.25 $3.01 YTD 2007 GAAP Earnings Per Share
$4.32 ($0.18) $0.75 $0.30 $3.45 2007 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share
0.03 - - - 0.03 Decommissioning obligation reduction
(0.41) - - (0.03) (0.38) 2007 Illinois Electric Rate Settlement
Exelon Other PECO ComEd ExGen Twelve Months Ended December 31, 2007
(0.02) (0.02) - - - NRG acquisition costs
(0.27) - - - (0.27) Unrealized gains & losses related to nuclear decommissioning trust funds
(0.22) - - (0.01) (0.21) 2007 Illinois Electric Rate Settlement
0.03 0.03 Settlement of tax matter at Generation related to Sithe
(0.02) - - (0.02) - City of Chicago settlement with ComEd
$4.13 ($0.10) $0.49 $0.30 $3.44 YTD 2008 GAAP Earnings (Loss) Per Share
$4.20 ($0.08) $0.49 $0.33 $3.46 2008 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share
0.41 - - - 0.41 Mark-to-market adjustments from economic hedging activities
0.02 - - - 0.02 Decommissioning obligation reduction
Exelon Other PECO ComEd ExGen Twelve Months Ended December 31, 2008
NOTE:  All amounts shown are per Exelon share and represent contributions to Exelon's EPS.